                              ANNUAL REPORT
                              SEPTEMBER 30, 2002

PRUDENTIAL
STOCK INDEX FUND

                              FUND TYPE
                              Large-capitalization stock

                              OBJECTIVE
                              Provide investment results that correspond to the price and yield performance of the S&P 500 Index

                              This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                (LOGO)

Prudential Index Series Fund  Prudential Stock Index Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Stock Index Fund (the Fund) seeks to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index). The S&P 500 Index is widely regarded as representative of the performance of the U.S. stock market as a whole, and comprises stocks representing more than 80% of the total market value of all publicly traded U.S. common stocks. The difference between the Fund's return and that of the index is primarily attributable to management fees and other expenses. There can be no assurance that the Fund will achieve its investment objective.

S&P 500 Index                     As of 9/30/02

                   (GRAPH)

Source: Standard & Poor's
The S&P 500 Index is widely regarded as
representative of the performance of the U.S.
stock market as a whole. "Standard & Poor'sR,"
"S&PR," "S&P 500R," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill
Companies, Inc., and have been licensed for use by Prudential Investments, its affiliates, and subsidiaries. The Prudential Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Prudential Stock Index
Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

           www.prudential.com  (800) 225-1852

Annual Report  September 30, 2002

Cumulative Total Returns1                                         As of 9/30/02

                                            One Year       Five Years     Since Inception2
Class A                                -20.90% (-20.95)       N/A         -41.14% (-41.27)
Class B                                -21.49  (-21.54)       N/A         -42.42  (-42.54)
Class C                                -21.47  (-21.51)       N/A         -42.38  (-42.51)
Class Z                                -20.71  (-20.75)  -8.86% (-9.16)   126.46  (125.60)
Class I                                -20.64  (-20.69)  -8.42  (-8.72)    -8.42   (-8.77)
S&P 500 Index3                             -20.47            -7.84              ***
Lipper S&P 500 Index Obj. Funds Avg.4      -21.01           -10.18              ****

Average Annual Total Returns1                                     As of 9/30/02

                                            One Year       Five Years     Since Inception2
Class A                                -23.47% (-23.52)        N/A        -17.82% (-17.88)
Class B                                -25.41  (-25.46)        N/A        -18.37  (-18.43)
Class C                                -23.03  (-23.07)        N/A        -17.77  (-17.83)
Class Z                                -20.71  (-20.75)   -1.84% (-1.90)    8.60    (8.56)
Class I                                -20.64  (-20.69)   -1.74  (-1.81)   -1.69   (-1.76)

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. 1Source: Prudential Investments
LLC and Lipper Inc. The cumulative total
returns do not take into account sales charges.
The average annual total returns do take into
account applicable sales charges. Without the
distribution and service (12b-1) fee waiver for
Class A shares, the returns would have been
lower. The Fund charges a maximum front-end
sales charge of 3.25% for Class A shares. Class
B shares are subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%, 3%, 2%,
1%, and 1% for the first six years
respectively. Approximately seven years after
purchase, Class B shares will automatically
convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales
charge of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase. Class Z
and Class I shares are not subject to a sales
charge or distribution and service (12b-1)
fees. Without waiver of fees and/or expense
subsidization, the Fund's cumulative and
average annual total returns would have been
lower, as indicated in parentheses. The
cumulative and average annual total returns in
the tables above do not reflect the deduction
of taxes that a shareholder would pay on fund
distributions or following the redemption of
fund shares. 2Inception dates: Class A, B, and
C, 11/18/99; Class Z, 11/5/92; and Class I,
8/1/97. 3The S&P 500 Index is an unmanaged
index of 500 stocks of large U.S. companies. It
gives a broad look at how stock prices have
performed. 4The Lipper Average is unmanaged,
and is based on the average return for all
funds in each share class for the one-year,
five-year, and since inception periods in the
Lipper S&P 500 Index Objective Funds category.
Funds in the Lipper S&P 500 Index Objective
Funds Average are passively managed, have
limited expenses, and are designed to replicate
the performance of the S&P 500 Index on a
reinvested basis. Investors cannot invest
directly in an index. The returns for the S&P
500 Index and Lipper Average would be lower if
they included the effect of sales charges,
operating expenses, or taxes. ***The S&P 500
Index Since Inception returns are -39.06% for
Class A, B, and C, 135.74% for Class Z, and -
8.24% for Class I. ****Lipper Average Since
Inception returns are -40.01% for Class A, B,
and C, 127.38% for Class Z, and -10.52% for
Class I, based on all funds in each share
class.
                                       1

(LOGO)                               November 15, 2002

DEAR SHAREHOLDER,
The 12-month period ending September 30, 2002, was disappointing for stock investors. At the beginning of the period, in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock market into a steep and broadening decline. By the end of the Fund's reporting period, the S&P indexes for all of the 10 economic groups were negative and three had declined by more than 30%.

The Fund is intended to perform in line with the S&P 500 Index, so it also reported a substantial loss over this reporting period.
Its return was within half a percentage point of this benchmark and better than the Lipper
S&P 500 Index Objective Funds Average. On the following pages, the Fund's adviser describes the factors that had the greatest impact on the market.

The past two and a half years have been
challenging for equity investors.
We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,

David R. Odenath, Jr., President
Prudential Index Series Fund/Prudential Stock Index Fund

Prudential Index Series Fund  Prudential Stock Index Fund

Annual Report  September 30, 2002

INVESTMENT ADVISER'S REPORT

FEAR OF THE UNKNOWN
Over the Fund's fiscal year, the investing climate was dominated by uncertainties about economic recovery, corporate integrity, and earnings growth. The total return of the S&P
500 Index was -20.47%. Even the best-performing sector, consumer staples, fell by 4.9%, while the worst, telecommunication services fell
57.9%. Eight of the ten sectors experienced double-digit declines.

The stocks that best resisted the share price downdraft tended to be supported by the sustained strength of consumer spending or by the long-term growth of healthcare demand.

TELECOMMUNICATIONS HASN'T RECOVERED YET
Telecommunications share prices were still affected by the excesses--a huge overinvestment in telecommunications infrastructure and broadcasting licenses--in the last years of the twentieth century. Wireless telephone companies had high hopes for third generation ("3G") services such as color multimedia transmissions and interactive services, including Internet access via cellular telephones. Technical problems delayed the introduction of these services, while the markets for older services were reaching saturation. This reduced the profitability of wireless services companies such as Sprint PCS and Quest Communications, whose returns of -93% and -86%, respectively, were among the market's worst.

The lower demand for telecommunications
equipment also hurt manufacturers of handsets
and infrastructure equipment. Optical fiber
companies such as Corning (-82%) and networking
equipment companies such as Lucent Technology
(-84%) and its recent spinoff Avaya (-86%) were
hurt by unanticipated technological
improvements that greatly increased the
capacity of existing networks, as well as by
the sudden drop in corporate capital investment
in the year 2000. Large-scale enterprise spending
has been very slow to recover. These stocks also
were among the market's poorest performers. The
drought of capital investment hurt most
technology companies except those with large
exposures to defense spending.
                                             3

Prudential Index Series Fund  Prudential Stock Index Fund

Annual Report  September 30, 2002

Moreover, consumers as well as corporations were slow to upgrade their personal computers.
Despite improvements in computer speed,
purchasers found that their older machines proved adequate for most purposes, particularly when they considered the cost of upgrading and the current financial uncertainty. Solectron (-
82%), which manufactures networking and cell phone equipment (among other products) for technology firms, was hurt substantially. Even the technology consulting and services industry, which had been holding up better than manufacturing, was among the poorest-performing industries over this reporting period.

AN EROSION OF TRUST
Enron filed for bankruptcy primarily due to large amounts of debt that had not been revealed in its financial reports. Because this weakness was not detected by the bond rating agencies or reported by the firm's auditors, trust in the financial reporting process was widely eroded.

The stocks most affected by Enron's bankruptcy were those of other energy merchant companies-- companies, classified as utilities that buy and sell energy, including power that they generate themselves. Enron was the leader in this business, and its bankruptcy raised doubts about the entire business model. Many energy merchants also had high levels of debt, and had to issue stock in the recent poor market in order to strengthen their balance sheets. In addition, investigations into the causes of California's recent energy crisis raised questions about their actions during that period and fears of potential legal liabilities. Their share prices were devastated by this combination of uncertainties: Dynegy
(-97%), Williams Companies (-92%), Mirant (-90%), and Calpine (-89%).

The indictment of Enron's accounting firm, Arthur Andersen, and subsequent investigations into the accounting and reporting practices of several other prominent companies made investors very suspicious of the adequacy of corporate disclosures. This was exacerbated when Kenneth Kozlowski, the former CEO of Tyco, a conglomerate that had grown by acquiring many
         www.prudential.com  (800) 225-1852

other companies, was accused of tax evasion. In addition, Mr. Kozlowski and other senior executives were accused of self-dealing actions to the detriment of shareholders. The erosion of trust in its management drove its share price down despite the absence of significant concern about the soundness of Tyco's component businesses.

Shares of some of the largest and most respected companies in the S&P 500 Index--General Electric (GE),
Citigroup, and American International Group (AIG)--had significant declines in part because of the complexity of their financial statements. Like Tyco, these firms, which are among the ten largest in the world, grew by acquisition, and their internal structures are difficult to understand.

TWO PATHS FOR HEALTHCARE STOCKS
A series of unfavorable Food and Drug
Administration (FDA) decisions
created a negative atmosphere for research-oriented drug and biotechnology stocks in general, but other healthcare stocks had substantial gains.

The prospective long-term demand for healthcare provides a growth underpinning for the healthcare sector. In addition, industry consolidation and recent price increases by health service companies drove the stocks of managed care providers to a weighted average gain of 19.2%, one of the strongest industry performances over this reporting period.
Companies manufacturing healthcare supplies were not far behind, at 17.2%.

COMPLEXITY AND CREDIT EXPOSURE HURT FINANCIALS
The financial sector is the largest in the S&P
500 Index, accounting for 21% of its total
capitalization (the market value of all its
outstanding stocks) at period-end. It was
dragged down by the decline of two of the
largest financial firms, Citigroup and AIG,
mentioned earlier. Together, these stocks make
up about a fifth of the sector's total
capitalization. Poor capital market conditions
also hurt earnings and share prices of
investment management companies and investment
banks. Investment banks earn their profits
primarily from managing the process of issuing
securities and advising on
                                       5

Prudential Index Series Fund  Prudential Stock Index Fund

Annual Report  September 30, 2002

mergers and acquisitions. Both of these
businesses were very depressed because of the poor market environment. Investment banks also were hurt by uncertainty about exposure to charges of conflict of interest, which could create legal liability and pressure for changes in the way they do business. Citigroup, which has both lending and investment banking businesses, had several risks from the Enron collapse, including credit exposure and potential legal liability for conflict of interest charges.

Credit exposures and charges of predatory lending hurt several companies that lend to consumers, notably Providian (-76%) and
Household International (-50%). Providian's credit losses forced it to strengthen its capital position by selling some of its credit card business to raise cash. Household changed accountants and had to restate prior earnings, taking a $400 million charge.

In contrast, many financial companies that didn't face these pressures had moderately strong gains over this reporting period. A diversified group of companies had gains, including regional banks and insurance companies. In addition, Bear Stearns, a Wall
Street company that has a focus on bonds, performed well.

CONSUMER SECTORS FELL LESS THAN MOST OTHERS
Consumer spending continued to be almost the only source of relatively strong and consistent earnings growth. The best performing sector, declining only 4.9%, was consumer staples, including brewers and several large consumer product firms such as Coca Cola and Proctor & Gamble. Consumer discretionary stocks
(-11.8%) held up relatively well, as compared to the market average (-20.5%). The sector return was helped by the gaming (Harrah's
Entertainment, +78%), homebuilding (KB Homes,
+72%), housewares, and apparel & accessories industries as well as by the inclusion of TRW, which gained 96%. Although TRW is classified as a consumer stock (because 62% of its sales come from its automotive unit), its shares received a boost during this period from an agreement that it will be acquired by Northrop Grumman for $7.8 billion in stock. Northrop is interested in TRW's defense business and will sell the automotive business.

          www.prudential.com  (800) 225-1852

MATERIALS STOCKS WAITED FOR RECOVERY
Companies that make packaging materials, such as Ball (+68%), and some specialized steel companies, such as Worthington Industries
(+66%), whose products include automobile body panels, were carried by the strength of consumer spending. Occasionally, gold stocks skyrocketed because of gold's traditional role as a safe haven in uncertain times, but they didn't finish the reporting period among the market's top performers.

On the negative side, forest products stocks reached their lowest levels since 1993 because of weakness in wood, corrugated container, and pulp prices, as well as concerns about asbestos exposure. Chemical, aluminum, and most steel stocks also were weak. The slow pace of economic recovery eroded interest in these groups.

ENERGY WAS ANOTHER SPLIT SECTOR
The threat of war in Iraq undercut energy companies that were exposed to that region, but helped companies with extensive reserves or activities in other parts of the world where production might replace Mid-East supplies. The long-term favorable supply/demand balance for
North American natural gas also helped some stocks. However, only the drilling contractor
Nabors Industries (+56%) was among the leaders of the broader market.

DEFENSE AND TRANSPORTATION LIFTED INDUSTRIALS
The industrial sector also was in the middle of the pack. Its average return was dragged down by the decline of GE (27% of the sector) ,Tyco, which we discussed previously, and by airlines.

However, the industrial sector also includes defense contractors, which received a strong boost from both a surge in current expenditures and the prospect of rising defense budgets. In addition, as a sign that the economy was recovering, stocks of freight transporters-- including Federal Express, Ryder, and railroad companies--had positive returns. Indeed, the Air
Freight & Couriers Index rose 26%, which placed it among the market leaders.

Prudential Stock Index Fund Management Team

                           ANNUAL REPORT
                           SEPTEMBER 30, 2002

PRUDENTIAL
STOCK INDEX FUND
-------------------------------------------------

                           FINANCIAL STATEMENTS

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.4%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  1.9%
   181,984       Boeing Co.                                       $      6,211,114
    45,006       General Dynamics Corp.                                  3,660,338
   181,715       Honeywell International, Inc.                           3,935,947
    98,856       Lockheed Martin Corp.                                   6,393,017
    24,520(c)    Northrop Grumman Corp.                                  3,041,461
    84,944(c)    Raytheon Co.                                            2,488,859
    41,763       Rockwell Collins, Inc.                                    916,280
    41,763       Rockwell Automation, Inc.                                 679,484
   104,920       United Technologies Corp.                               5,926,931
                                                                  ----------------
                                                                        33,253,431
-------------------------------------------------------------------------------------
Agricultural Products
    48,192       Monsanto Co.                                              736,856
-------------------------------------------------------------------------------------
Airlines  0.1%
    32,949       AMR Corp.(a)                                              137,727
    26,684       Delta Airlines, Inc.                                      247,894
   164,374       Southwest Airlines Co.                                  2,146,725
                                                                  ----------------
                                                                         2,532,346
-------------------------------------------------------------------------------------
Aluminum  0.2%
   184,544(c)    Alcoa, Inc.                                             3,561,699
-------------------------------------------------------------------------------------
Automobiles & Trucks  0.8%
     9,479       Cummins, Inc.                                             223,894
    35,740       Dana Corp.                                                467,479
   123,484       Delphi Automotive Systems Corp.                         1,055,788
   400,463(c)    Ford Motor Co.                                          3,924,538
   123,178(c)    General Motors Corp.                                    4,791,624
    38,799       Genuine Parts Co.                                       1,188,801
    20,076       Johnson Controls, Inc.                                  1,542,238
    11,160       Navistar International Corp.(a)                           241,949
    31,370(c)    Visteon Corp.                                             297,074
                                                                  ----------------
                                                                        13,733,385

    See Notes to Financial Statements                                      9

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
Banking  7.6%
    80,300(c)    AmSouth Bancorporation                           $      1,665,422
   335,167       Bank of America Corp.                                  21,383,655
   161,036       Bank of New York Co., Inc.                              4,628,175
   257,916       Bank One Corp.                                          9,646,058
   103,258       BB&T Corp.                                              3,618,160
    48,067(c)    Capital One Financial Corp.                             1,678,500
    51,014       Charter One Financial, Inc.                             1,516,143
    37,361       Comerica, Inc.                                          1,801,547
   129,073(c)    Fifth Third Bancorp                                     7,903,140
    28,500       First Tennessee National Corp.                            988,095
   227,734       FleetBoston Financial Corp.                             4,629,832
    34,892       Golden West Financial Corp.                             2,169,585
    54,429       Huntington Bancshares, Inc.                               990,063
   434,029       JP Morgan Chase & Co.                                   8,242,211
    94,635       KeyCorp                                                 2,363,036
    99,446       Mellon Financial Corp.                                  2,578,635
   136,098       National City Corp.                                     3,882,876
    27,000       North Fork Bancorporation, Inc.                         1,021,680
    49,962       Northern Trust Corp.                                    1,883,567
    61,436       PNC Financial Services Group                            2,590,756
    65,102       Providian Financial Corp.(a)                              319,000
    74,400       SouthTrust Corp.                                        1,804,200
    71,262       State Street Corp.                                      2,753,564
    63,083       SunTrust Banks, Inc.                                    3,878,343
    44,800       Union Planters Corp.                                    1,230,208
   422,095       US Bancorp                                              7,842,525
   303,265       Wachovia Corp.                                          9,913,733
   376,040       Wells Fargo & Co.                                      18,110,086
    20,500       Zions Bancorporation                                      892,365
                                                                  ----------------
                                                                       131,925,160
-------------------------------------------------------------------------------------
Beverages  3.2%
     7,947       Adolph Coors Co.                                          447,416
   190,954       Anheuser - Busch Co., Inc.                              9,662,272
    15,138       Brown-Forman Corp.                                      1,013,489
   544,932       Coca-Cola Co.                                          26,134,939

    10                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
    97,200       Coca-Cola Enterprises Inc.                       $      2,064,528
    62,000       Pepsi Bottling Group, Inc.                              1,450,800
   387,505       PepsiCo, Inc.                                          14,318,310
                                                                  ----------------
                                                                        55,091,754
-------------------------------------------------------------------------------------
Chemicals  1.1%
    50,532       Air Products & Chemicals, Inc.                          2,122,849
   202,036       Dow Chemical Co.                                        5,517,603
   219,944       E.I. du Pont de Nemours & Co.                           7,933,380
    17,693       Eastman Chemical Co.                                      675,342
    27,031       Hercules, Inc.(a)                                         248,956
    47,770       Rohm & Haas Co.                                         1,480,870
    15,316       Sigma-Aldrich Corp.                                       754,619
                                                                  ----------------
                                                                        18,733,619
-------------------------------------------------------------------------------------
Chemical - Specialty  0.2%
    27,704       Engelhard Corp.                                           660,186
    10,890       Great Lakes Chemical Corp.                                261,578
    34,779       Praxair, Inc.                                           1,777,555
                                                                  ----------------
                                                                         2,699,319
-------------------------------------------------------------------------------------
Commercial Services  0.2%
   111,200       Concord EFS, Inc.(a)                                    1,765,856
    39,000       Convergys Corp.(a)                                        586,170
    34,388       Moodys Corp.                                            1,667,818
                                                                  ----------------
                                                                         4,019,844
-------------------------------------------------------------------------------------
Computer Hardware  2.1%
    75,112       Apple Computer, Inc.(a)                                 1,089,124
   570,340(c)    Dell Computer Corp.(a)                                 13,408,694
    67,792       Gateway, Inc.(a)                                          201,342
   376,234       International Business Machines Corp.                  21,968,303
    19,900       NCR Corp.(a)                                              394,020
                                                                  ----------------
                                                                        37,061,483
-------------------------------------------------------------------------------------
Computer Software & Services  6.4%
    54,620       Adobe Systems, Inc.                                     1,043,242
    24,210       Autodesk, Inc.                                            306,741

    See Notes to Financial Statements                                     11

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
   134,078       Automatic Data Processing, Inc.                  $      4,661,892
    55,600(c)    BMC Software, Inc.(a)                                     726,692
 1,612,144       Cisco Systems, Inc.(a)                                 16,895,269
    40,900       Citrix Systems, Inc.(a)                                   246,627
   131,258       Computer Associates International, Inc.                 1,260,077
    36,951       Computer Sciences Corp.(a)                              1,026,868
    84,100       Compuware Corp.(a)                                        256,505
    56,000(c)    eBay, Inc.(a)                                           2,957,360
    25,000       Electronic Arts, Inc.(a)                                1,649,000
   499,104       EMC Corp.(a)                                            2,280,905
   166,164(c)    First Data Corp.                                        4,644,284
    46,300       Intuit, Inc.(a)                                         2,108,039
    42,320(c)    KLA-Tencor Corp.(a)                                     1,182,421
    17,600       Mercury Interactive Corp.(a)                              302,016
   131,916(c)    Micron Technology, Inc.(a)                              1,631,801
 1,189,806       Microsoft Corp.(a)                                     52,042,114
    90,202       Novell, Inc.(a)                                           189,424
    31,900       Novellus Systems, Inc.(a)                                 663,839
    31,600(c)    NVIDIA Corp.(a)                                           270,496
 1,194,940       Oracle Corp.(a)                                         9,392,228
    62,779       Parametric Technology Corp.(a)                            113,002
    70,400       PeopleSoft, Inc.(a)                                       870,848
    43,500       Rational Software Corp.(a)                                187,920
   106,100       Siebel Systems, Inc.(a)                                   610,075
   717,696       Sun Microsystems, Inc.(a)                               1,858,833
    49,000(c)    SunGuard Data Systems, Inc.(a)                            953,050
    89,777       VERITAS Software Corp.(a)                               1,317,029
                                                                  ----------------
                                                                       111,648,597
-------------------------------------------------------------------------------------
Construction  0.1%
    18,237       Fluor Corp.                                               445,712
    11,691       KB Home                                                   570,989
    14,543       Pulte Homes, Inc.                                         619,968
    21,500       Vulcan Materials Co.                                      777,440
                                                                  ----------------
                                                                         2,414,109

    12                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
Containers  0.1%
    11,516       Ball Corp.                                       $        580,291
    13,305       Bemis Co.                                                 657,267
    35,258       Pactiv Corp.(a)                                           579,994
                                                                  ----------------
                                                                         1,817,552
-------------------------------------------------------------------------------------
Cosmetics & Soaps  2.6%
    12,457(c)    Alberto-Culver Co.                                        610,767
    52,472       Avon Products, Inc.                                     2,418,959
    51,632       Clorox Co.                                              2,074,574
   118,630       Colgate-Palmolive Co.                                   6,400,089
   233,839       Gillette Co.                                            6,921,634
    18,575       International Flavors & Fragrances, Inc.                  591,614
   285,919       Procter & Gamble Co.                                   25,555,440
                                                                  ----------------
                                                                        44,573,077
-------------------------------------------------------------------------------------
Diversified Gas
    11,923       NICOR, Inc.                                               336,229
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  12.8%
   341,074       Abbott Laboratories                                    13,779,389
    28,582       Allergan, Inc.                                          1,554,861
    22,700(c)    AmerisourceBergen Corp.                                 1,621,234
   280,104       Amgen, Inc.(a)                                         11,680,337
    13,038(c)    Bausch & Lomb, Inc.                                       432,470
   132,674       Baxter International, Inc.                              4,053,191
    56,612       Becton Dickinson & Co.                                  1,607,781
    32,800       Biogen, Inc.(a)                                           960,056
    57,023(c)    Biomet, Inc.                                            1,518,522
    88,962       Boston Scientific Corp.(a)                              2,807,641
   424,114       Bristol-Myers Squibb Co.                               10,093,913
    12,056       C.R. Bard, Inc.                                           658,619
    98,073(c)    Cardinal Health, Inc.                                   6,100,141
    39,600       Forest Laboratories, Inc.(a)                            3,247,596
    48,900(c)    Genzyme Corp.(a)                                        1,007,829
    68,248       Guidant Corp.(a)                                        2,205,093
   659,269       Johnson & Johnson                                      35,653,267

    See Notes to Financial Statements                                     13

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
    57,933(c)    King Pharmaceuticals, Inc.(a)                    $      1,052,643
   246,097(c)    Lilly (Eli) & Co.                                      13,619,008
    55,300       MedImmune, Inc.(a)                                      1,156,876
   266,658(c)    Medtronic, Inc.                                        11,231,635
   499,244       Merck & Co., Inc.                                      22,820,443
 1,369,962       Pfizer, Inc.                                           39,756,297
   282,501       Pharmacia Corp.                                        10,983,639
   319,624       Schering- Plough Corp.                                  6,814,384
    37,532       St. Jude Medical, Inc.(a)                               1,339,892
    43,200(c)    Stryker Corp.(a)                                        2,488,320
    23,900       Watson Pharmaceuticals, Inc.(a)                           585,789
   289,291       Wyeth                                                   9,199,454
    43,511       Zimmer Holdings, Inc.(a)                                1,668,212
                                                                  ----------------
                                                                       221,698,532
-------------------------------------------------------------------------------------
Education  0.1%
    38,800(c)    Apollo Group, Inc.,(a)                                  1,685,084
-------------------------------------------------------------------------------------
Electronics  3.4%
    79,924(c)    Advanced Micro Devices, Inc.(a)                           426,794
   105,496       Agilent Technologies, Inc.(a)                           1,377,778
    85,800       Altera Corp.(a)                                           743,886
    80,200       Analog Devices, Inc.(a)                                 1,579,940
   105,800(c)    Electronic Data Systems Corp.                           1,479,084
    91,375       Emerson Electric Co.                                    4,015,018
   663,002       Hewlett-Packard Co.                                     7,737,233
 1,473,288       Intel Corp.                                            20,463,970
    45,100       Jabil Circuit, Inc.(a)                                    666,578
    70,100       Linear Technology Corp.                                 1,452,472
    87,544(c)    LSI Logic Corp.(a)                                        555,904
    72,700       Maxim Integrated Products, Inc.(a)                      1,800,052
    43,250       Molex, Inc.                                             1,017,240
   493,713(c)    Motorola, Inc.                                          5,025,998
    42,276(c)    National Semiconductor Corp.(a)                           504,776
    27,170       PerkinElmer, Inc.                                         148,077
    37,500       PMC-Sierra, Inc.(a)                                       145,500
    19,400       QLogic Corp.(a)                                           505,176
   119,500       Sanmina Corp.(a)                                          331,015

    14                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
   184,500(c)    Solectron Corp.(a)                               $        389,295
    22,624       Tektronix, Inc.(a)                                        371,712
    39,900       Teradyne, Inc.(a)                                         383,040
   379,752       Texas Instruments, Inc.                                 5,608,937
    17,733       Thomas & Betts Corp.(a)                                   249,858
    71,700       Xilinx, Inc.(a)                                         1,135,585
                                                                  ----------------
                                                                        58,114,918
-------------------------------------------------------------------------------------
Financial Services  7.6%
    24,300       Ambac Financial Group, Inc.                             1,309,527
   289,359       American Express Co.                                    9,022,214
    21,998       Bear Stearns & Co., Inc.                                1,240,687
   307,011       Charles Schwab Corp.                                    2,670,996
 1,124,855       Citigroup, Inc.                                        33,351,951
    26,437(c)    Countrywide Credit Industries, Inc.                     1,246,504
    15,219       Deluxe Corp.                                              685,768
    29,930(c)    Equifax, Inc.                                             650,678
   218,834       Fannie Mae                                             13,029,376
    43,200(c)    Fiserv, Inc.(a)                                         1,213,056
    58,414(c)    Franklin Resources, Inc.                                1,816,675
   151,232       Freddie Mac                                             8,453,869
    41,360       H&R Block, Inc.                                         1,737,534
   102,150(c)    Household International Corp.                           2,891,866
    65,600       John Hancock Financial Services, Inc.                   1,823,680
    53,474       Lehman Brothers Holdings, Inc.                          2,622,900
    48,000       Marshall & Ilsley Corp.                                 1,338,720
   281,964       MBNA Corp.                                              5,182,498
   187,734       Merrill Lynch & Co., Inc.                               6,185,835
   243,936       Morgan Stanley Dean Witter & Co.                        8,264,552
    80,825       Paychex, Inc.                                           1,961,623
   130,100       Prudential Financial, Inc.(a)(e)                        3,715,656
    49,500       Regions Financial Corp.                                 1,617,165
    34,064       SLM Corp.                                               3,172,721
    48,900       Stilwell Financial, Inc.                                  590,223
    65,666       Synovus Financial Corp.                                 1,354,033
    26,000       T. Rowe Price Group, Inc.                                 648,960

    See Notes to Financial Statements                                     15

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
   100,000(c)    The Goldman Sachs Group, Inc.                    $      6,603,000
   215,887       Washington Mutual, Inc.                                 6,793,964
                                                                  ----------------
                                                                       131,196,231
-------------------------------------------------------------------------------------
Foods  1.6%
   140,859       Archer-Daniels-Midland Co.                              1,762,146
    90,847       Campbell Soup Co.                                       2,005,902
   119,843(c)    ConAgra, Inc.                                           2,978,099
    80,972       General Mills, Inc.                                     3,596,776
    78,514(c)    H.J. Heinz & Co.                                        2,620,012
    30,358       Hershey Foods Corp.                                     1,883,714
    89,870(c)    Kellogg Co.                                             2,988,177
   175,086       Sara Lee Corp.                                          3,202,323
   146,580       Sysco Corp.                                             4,161,406
    49,604       Wm. Wrigley Jr. Co.(a)                                  2,454,902
                                                                  ----------------
                                                                        27,653,457
-------------------------------------------------------------------------------------
Forest Products  0.9%
    14,449       Boise Cascade Corp.                                       329,437
    49,730       Georgia-Pacific Corp.                                     650,966
   104,084       International Paper Co.                                 3,475,365
   115,316       Kimberly-Clark Corp.                                    6,531,498
    29,156       Louisiana-Pacific Corp.(a)                                188,639
    43,735       MeadWestvaco Corp.                                        840,150
    43,300       Plum Creek Timber Co., Inc.                               979,013
    10,245(c)    Temple-Inland, Inc.                                       395,764
    48,800       Weyerhaeuser Co.                                        2,135,976
                                                                  ----------------
                                                                        15,526,808
-------------------------------------------------------------------------------------
Gas Distribution  0.1%
    30,400       KeySpan Corp.                                           1,018,400
-------------------------------------------------------------------------------------
Gas Pipelines  0.3%
    34,597       Cinergy Corp.                                           1,087,384
   129,704(c)    El Paso Corp.                                           1,072,652
    27,400(c)    Kinder Morgan, Inc.                                       971,330

    16                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
     6,832       Peoples Energy Corp.                             $        230,170
    41,198       Sempra Energy                                             809,540
   116,992       Williams Companies, Inc.                                  264,402
                                                                  ----------------
                                                                         4,435,478
-------------------------------------------------------------------------------------
Health Care  0.4%
    26,000       Anthem, Inc.(a)                                         1,690,000
    24,960       Manor Care, Inc.(a)                                       561,101
    63,376       McKesson Corp.                                          1,795,442
    30,700       Quintiles Transnational, Corp.(a)                         291,957
    31,400       Wellpoint Health Networks, Inc.(a)                      2,301,620
                                                                  ----------------
                                                                         6,640,120
-------------------------------------------------------------------------------------
Hospital Management  1.1%
   113,631(c)    HCA, Inc.                                               5,409,972
    52,000       Health Management Associates, Inc.(a)                   1,051,440
    84,549       Healthsouth Corp.(a)                                      350,878
    33,810       Humana, Inc.(a)                                           419,244
    66,110       IMS Health, Inc.                                          989,667
   108,372       Tenet Healthcare Corp.(a)                               5,364,414
    68,412       United Health Group, Inc.                               5,966,895
                                                                  ----------------
                                                                        19,552,510
-------------------------------------------------------------------------------------
Housing Related  0.4%
    14,797       Centex Corp.                                              656,247
    43,100       Leggett & Platt, Inc.                                     852,949
   102,326       Masco Corp.                                             2,000,473
    19,318       Maytag Corp.                                              447,791
    58,827(c)    Newell Rubbermaid, Inc.                                 1,815,990
    19,438       Stanley Works                                             635,039
    12,240       Tupperware Corp.                                          203,429
    16,039       Whirlpool Corp.                                           735,549
                                                                  ----------------
                                                                         7,347,467
-------------------------------------------------------------------------------------
Insurance  4.6%
    59,200(c)    ACE Ltd.                                                1,752,912
    31,593       Aetna, Inc.                                             1,131,345
   115,800       AFLAC, Inc.                                             3,553,902

    See Notes to Financial Statements                                     17

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
   156,408(c)    Allstate Corp.                                   $      5,560,304
   574,838       American International Group, Inc.                     31,443,639
    59,989       Aon Corp.                                               1,229,175
    38,434       Chubb Corp.                                             2,107,336
    29,897(c)    CIGNA Corp.                                             2,115,213
    35,114       Cincinnati Financial Corp.                              1,249,356
    55,753       Hartford Financial Services Group, Inc.                 2,285,873
    32,986       Jefferson-Pilot Corp.                                   1,322,739
    40,230       Lincoln National Corp.                                  1,229,026
   119,240       Marsh & McLennan Companies, Inc.                        4,965,154
    32,958       MBIA, Inc.                                              1,316,672
   152,300       Metlife, Inc.                                           3,466,348
    24,120       MGIC Investment Corp.                                     984,820
    65,000       Principal Financial Group, Inc.(a)                      1,701,700
    48,779       Progressive Corp.                                       2,469,681
    29,029(c)    SAFECO Corp.                                              922,542
    45,317(c)    St. Paul Companies, Inc.                                1,301,504
    28,315       Torchmark Corp.                                           970,072
   210,469       Travelers Property Casualty Corp., Class B(a)           2,847,645
    51,326(c)    UnumProvident Corp.                                     1,044,484
    29,700(c)    Xl Capital Ltd.                                         2,182,950
                                                                  ----------------
                                                                        79,154,392
-------------------------------------------------------------------------------------
Internet  0.1%
   132,600(c)    Yahoo!, Inc.(a)                                         1,268,982
-------------------------------------------------------------------------------------
Leisure  0.5%
    19,099(c)    Brunswick Corp.                                           401,843
   129,100(c)    Carnival Corp.                                          3,240,410
    23,724       Harrah's Entertainment, Inc.(a)                         1,143,734
    38,154       Hasbro, Inc.                                              424,654
    18,900(c)    International Game Tech., Inc.(a)                       1,306,746
    95,613       Mattel, Inc.                                            1,721,990
                                                                  ----------------
                                                                         8,239,377

    18                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
Lodging  0.1%
    84,021       Hilton Hotels Corp.                              $        956,159
    56,252       Marriott International, Inc.,                           1,630,745
                                                                  ----------------
                                                                         2,586,904
-------------------------------------------------------------------------------------
Machinery  0.7%
    76,228       Caterpillar, Inc.                                       2,837,206
    22,120       Cooper Industries, Inc.                                   671,342
    51,840       Deere & Co.                                             2,356,128
    45,362       Dover Corp.                                             1,151,288
    13,977       Eaton Corp.                                               890,894
    34,795       Ingersoll-Rand Co.                                      1,198,340
    25,923(c)    PACCAR, Inc.                                              875,938
    25,092       Parker Hannifin Corp.                                     958,765
    12,042       Snap-On, Inc.                                             276,725
    40,402       Thermo Electron Corp.(a)                                  651,684
                                                                  ----------------
                                                                        11,868,310
-------------------------------------------------------------------------------------
Media  3.4%
   975,224(c)    AOL Time Warner(a)                                     11,410,121
   133,338(c)    Clear Channel Communications, Inc.(a)                   4,633,495
   210,920(c)    Comcast Corp.(a)                                        4,399,791
    24,240       Donnelley (R.R.) & Sons, Co.                              569,882
    19,804(c)    Dow Jones & Co., Inc.                                     760,672
    57,789       Gannett Co., Inc.                                       4,171,210
    82,012(c)    Interpublic Group of Companies, Inc.                    1,299,890
    18,183(c)    Knight-Ridder, Inc.                                     1,025,703
    41,600       McGraw Hill Companies, Inc.                             2,546,752
    10,496       Meredith Corp.                                            451,853
    32,390(c)    New York Times Co.                                      1,472,125
   450,113       The Walt Disney Co.                                     6,814,711
    68,027       Tribune Co.                                             2,844,209
    48,900(c)    Univision Communications, Inc.(a)                       1,114,920
   388,852       Viacom, Inc.(a)                                        15,767,949
                                                                  ----------------
                                                                        59,283,283

    See Notes to Financial Statements                                     19

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
Mineral Resources  0.2%
    35,628(c)    Freeport-McMoran Copper & Gold, Inc.(a)          $        479,553
    87,997(c)    Newmont Mining Corp.                                    2,420,797
    18,130(c)    Phelps Dodge Corp.(a)                                     464,672
                                                                  ----------------
                                                                         3,365,022
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  5.7%
    41,700       American Power Conversion Corp.(a)                        398,652
    16,300(c)    American Standard Companies, Inc.(a)                    1,037,006
    49,464(c)    Applera Corp.-Applied Biosystems Group                    905,191
   362,588(c)    Applied Materials, Inc.(a)                              4,187,891
    63,300       Applied Micro Circuits Corp.(a)                           181,038
    82,100(c)    Calpine Corp.(a)                                          202,787
   232,359(c)    Cendant Corp.(a)                                        2,500,183
    42,700(c)    Chiron Corp.(a)                                         1,491,938
    14,383       Crane Co.                                                 284,208
    33,000       Danaher Corp.                                           1,876,050
    80,500(c)    Dynegy, Inc.                                               93,380
    27,041       Ecolab, Inc.                                            1,128,421
    27,700       EOG Resources, Inc.                                       996,092
    33,308       Fortune Brands, Inc.                                    1,575,135
 2,184,772       General Electric Co.                                   53,854,630
    20,474       Grainger (W.W.), Inc.                                     871,169
    66,900       Harley-Davidson, Inc.                                   3,107,505
    67,568(c)    Illinois Tool Works, Inc.                               3,941,241
    20,786       ITT Industries, Inc.                                    1,295,591
    40,768       Loews Corp.                                             1,748,540
    10,661(c)    Millipore Corp.                                           338,913
    32,100(c)    Nabors Industries Ltd.(a)                               1,051,275
    41,667(c)    Omnicom Group, Inc.                                     2,320,019
    25,504       Pall Corp.                                                402,708
    15,600       Power-One, Inc.(a)                                         46,488
    36,974       PPG Industries, Inc.                                    1,652,738
    38,400       Robert Half International, Inc.(a)                        609,408
    17,418(c)    Sealed Air Corp.(a)                                       294,190
    51,450       Symbol Technologies, Inc.                                 394,622
    30,967       Textron, Inc.                                           1,055,975

    20                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
    23,700       TMP Worldwide, Inc.(a)                           $        213,300
    28,849       TRW, Inc.                                               1,689,109
   445,380(c)    Tyco International Ltd.                                 6,279,858
    29,200       Waters Corp.(a)                                           708,100
                                                                  ----------------
                                                                        98,733,351
-------------------------------------------------------------------------------------
Miscellaneous Consumer Growth   0.7%
    86,399(c)    3M Co.                                                  9,501,298
    12,598(c)    American Greetings Corp.                                  202,828
    15,832       Black & Decker Corp.                                      663,836
   215,997       Corning, Inc.(a)                                          345,595
    65,265(c)    Eastman Kodak Co.                                       1,777,818
                                                                  ----------------
                                                                        12,491,375
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.6%
    24,568       Avery Dennison Corp.                                    1,399,885
    37,100(c)    Cintas Corp.                                            1,555,232
    28,352(c)    Lexmark International Group, Inc.(a)                    1,332,544
    76,300(c)    Network Appliance, Inc.(a)                                559,279
    66,800       Office Depot, Inc.(a)                                     824,312
    53,925       Pitney Bowes, Inc.                                      1,644,173
   102,850       Staples, Inc.(a)                                        1,315,452
    72,290       Unisys Corp.(a)                                           506,030
   151,798(c)    Xerox Corp.(a)                                            751,400
                                                                  ----------------
                                                                         9,888,307
-------------------------------------------------------------------------------------
Petroleum  5.2%
    19,478(c)    Amerada Hess Corp.                                      1,322,167
    54,918       Anadarko Petroleum Corp.                                2,446,048
    29,685       Apache Corp.                                            1,764,773
    13,545       Ashland Oil, Inc.                                         362,871
    35,200       BJ Services Co.(a)                                        915,200
    44,582       Burlington Resources, Inc.                              1,710,166
   234,090       ChevronTexaco Corp.                                    16,210,732
   147,041       ConocoPhillips                                          6,799,176
    34,900(c)    Devon Energy Corp.                                      1,683,925

    See Notes to Financial Statements                                     21

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
 1,493,614       Exxon Mobil Corp.                                $     47,646,287
    23,459       Kerr-McGee Corp.                                        1,019,059
    70,360       Marathon Oil Corp.                                      1,595,765
    82,138       Occidental Petroleum Corp.                              2,331,076
    17,914       Sunoco, Inc.                                              540,286
    68,363       Transocean Sedco Forex, Inc.                            1,421,950
    55,039       Unocal Corp.                                            1,727,674
                                                                  ----------------
                                                                        89,497,155
-------------------------------------------------------------------------------------
Petroleum Services  0.6%
    74,579       Baker Hughes, Inc.                                      2,165,028
   101,911       Halliburton Co.                                         1,315,671
     9,310       McDermott International, Inc.(a)                           57,070
    28,400(c)    Nobel Corp.(a)                                            880,400
    87,452       PG&E Corp.(a)                                             984,710
    23,810       Rowan Companies, Inc.(a)                                  443,818
   125,121       Schlumberger, Ltd.                                      4,812,154
                                                                  ----------------
                                                                        10,658,851
-------------------------------------------------------------------------------------
Railroads  0.5%
    84,323(c)    Burlington Northern Santa Fe Corp.                      2,017,006
    45,903       CSX Corp.                                               1,210,921
    87,511       Norfolk Southern Corp.                                  1,766,847
    55,729       Union Pacific Corp.                                     3,225,038
                                                                  ----------------
                                                                         8,219,812
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.4%
    90,900       Equity Office Properties Trust                          2,347,038
    58,500(c)    Equity Residential Properties Trust                     1,400,490
    41,500       Simon Property Group, Inc.                              1,482,795
    45,000       Starwood Hotels & Resorts Worldwide, Inc.               1,003,500
                                                                  ----------------
                                                                         6,233,823
-------------------------------------------------------------------------------------
Restaurants  0.6%
    37,353(c)    Darden Restaurants, Inc.                                  905,437
   284,030       McDonald's Corp.                                        5,015,970
    90,700       Starbucks Corp.(a)                                      1,872,048

    22                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
    23,079(c)    Wendy's International, Inc.                      $        764,145
    65,932       Yum! Brands, Inc.(a)                                    1,826,976
                                                                  ----------------
                                                                        10,384,576
-------------------------------------------------------------------------------------
Retail  7.4%
    89,413(c)    Albertson's, Inc.                                       2,160,218
    22,100       AutoZone, Inc.(a)                                       1,742,806
    65,200(c)    Bed Bath & Beyond, Inc.(a)                              2,123,564
    71,400(c)    Best Buy Co., Inc.(a)                                   1,592,934
    25,024       Big Lots, Inc.(a)                                         396,130
    50,478       Circuit City Stores, Inc.                                 764,742
   101,008(c)    Costco Wholesale Corp.(a)                               3,269,629
    87,296(c)    CVS Corp.                                               2,212,954
    16,723       Dillards, Inc.                                            337,470
    74,050       Dollar General Corp.                                      993,751
    37,200       Family Dollar Stores, Inc.                                999,936
    46,075       Federated Department Stores, Inc.(a)                    1,356,448
   189,713(c)    Gap, Inc.                                               2,058,386
   516,684       Home Depot, Inc.                                       13,485,452
    57,584(c)    J.C. Penney Co., Inc.                                     916,737
    28,700       Jones Apparel Group, Inc.(a)                              881,090
    73,100       Kohl's Corp.(a)                                         4,445,211
   176,134       Kroger Co.(a)                                           2,483,489
   116,522       Limited, Inc.                                           1,670,926
    20,792       Liz Claiborne, Inc.                                       518,760
   169,448       Lowe's Companies, Inc.                                  7,015,147
    59,671       May Department Stores Co.                               1,358,709
    60,738(c)    Nike, Inc.                                              2,622,667
    29,700       Nordstrom, Inc.                                           532,818
    38,654(c)    Radioshack Corp.                                          775,399
    14,349       Reebok International Ltd.(a)                              359,443
   106,700(c)    Safeway, Inc.(a)                                        2,379,410
    69,396       Sears, Roebuck & Co.                                    2,706,444
    31,816       Sherwin-Williams Co.                                      753,403
    29,212       Supervalu, Inc.                                           471,774

    See Notes to Financial Statements                                     23

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
   201,182       Target Corp.                                     $      5,938,893
    31,100       Tiffany & Co.                                             666,473
   118,732       TJX Companies, Inc.                                     2,018,444
    50,807(c)    Toys 'R' Us, Inc.(a)                                      517,215
   976,426       Wal-Mart Stores, Inc.                                  48,079,216
   226,378       Walgreen Co.                                            6,963,387
    26,940(c)    Winn-Dixie Stores, Inc.(a)                                353,453
                                                                  ----------------
                                                                       127,922,928
-------------------------------------------------------------------------------------
Rubber  0.1%
    13,588       Cooper Tire & Rubber Co.                                  219,311
    21,899       Goodrich Corp.                                            413,453
    39,571       Goodyear Tire & Rubber Co.                                351,786
                                                                  ----------------
                                                                           984,550
-------------------------------------------------------------------------------------
Steel - Producers  0.1%
    24,418       Allegheny Technologies, Inc.                              168,973
    18,428(c)    Nucor Corp.                                               698,421
    17,809       United States Steel Corp.                                 206,762
    13,408       Worthington Industries, Inc.                              250,730
                                                                  ----------------
                                                                         1,324,886
-------------------------------------------------------------------------------------
Telecommunications  1.1%
   170,400       ADC Telecommunications, Inc.(a)                           195,960
    67,134(c)    Alltel Corp.                                            2,694,087
    20,422       Andrew Corp.(a)                                           133,764
   595,754       AT&T Wireless Services, Inc.(a)                         2,454,506
    83,955       Avaya, Inc.(a)                                            120,056
    58,400(c)    Broadcom Corp.(a)                                         623,712
    29,850(c)    CenturyTel, Inc.                                          669,536
    69,600       CIENA Corp.(a)                                            206,712
    60,900(c)    Citizens Communications Co.(a)                            412,902
    45,700       Comverse Technology, Inc.(a)                              319,443
   301,700       JDS Uniphase Corp.(a)                                     587,712
   774,867(c)    Lucent Technologies, Inc.(a)                              588,899

    24                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
   172,940(c)    Nextel Communications, Inc.(a)                   $      1,305,697
   170,800(c)    Qualcomm, Inc.(a)                                       4,717,496
   388,736(c)    Qwest Communications International, Inc.(a)               886,318
    36,876(c)    Scientific-Atlanta, Inc.                                  461,319
   202,184(c)    Sprint Corp. (FON Group)                                1,843,918
   221,692(c)    Sprint Corp. (PCS Group)(a)                               434,516
    92,794       Tellabs, Inc.(a)                                          377,672
                                                                  ----------------
                                                                        19,034,225
-------------------------------------------------------------------------------------
Textiles
    24,234       V.F. Corp.                                                871,939
-------------------------------------------------------------------------------------
Tobacco  1.1%
   470,279       Philip Morris Companies, Inc.                          18,246,825
    12,000       R.J. Reynolds Tobacco Holdings, Inc.                      483,840
    35,799       UST, Inc.                                               1,009,890
                                                                  ----------------
                                                                        19,740,555
-------------------------------------------------------------------------------------
Travel Services
    30,041       Sabre Holdings Corp.(a)                                   581,293
-------------------------------------------------------------------------------------
Trucking & Shipping  1.1%
    66,816(c)    FedEx Corp.                                             3,345,477
    11,221       Ryder System, Inc.                                        279,740
   240,000(c)    United Parcel Service, Inc., Class B                   15,007,200
                                                                  ----------------
                                                                        18,632,417
-------------------------------------------------------------------------------------
Utility Communications  2.8%
   839,830       AT&T Corp.                                             10,086,358
   414,756       BellSouth Corp.                                         7,614,920
   732,101       SBC Communications, Inc.                               14,715,230
   598,933       Verizon Communications, Inc.                           16,434,722
                                                                  ----------------
                                                                        48,851,230
-------------------------------------------------------------------------------------
Utilities - Electric  2.3%
   117,100       AES Corp.(a)                                              293,921
    27,600       Allegheny Energy, Inc.                                    361,560

    See Notes to Financial Statements                                     25

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
    33,069(c)    Ameren Corp.                                     $      1,377,324
    75,091(c)    American Electric Power Co., Inc.                       2,140,844
    28,100       CMS Energy Corp.                                          226,486
    46,351       Consolidated Edison, Inc.                               1,864,237
    35,629       Constellation Energy Group, Inc.                          883,243
    62,152(c)    Dominion Resources, Inc.                                3,152,971
    36,587       DTE Energy Co.                                          1,489,091
   181,862       Duke Energy Corp.                                       3,555,402
    72,962       Edison International(a)                                   729,620
    49,815       Entergy Corp.                                           2,072,304
    71,028       Exelon Corp.                                            3,373,830
    65,906       FirstEnergy Corp.                                       1,969,930
    39,036(c)    FPL Group, Inc.                                         2,100,137
    94,699       Mirant Corp.(a)                                           209,285
    46,400(c)    NiSource, Inc.                                            799,472
    20,000       Pinnacle West Capital Corp.                               555,200
    33,226(c)    PPL Corp.                                               1,081,174
    49,258       Progress Energy, Inc.                                   2,013,174
    21,700       Progress Energy, Inc. (CVO)(a)(f)                               0
    45,497(c)    Public Service Enterprise Group, Inc.                   1,387,658
    65,779       Reliant Energy, Inc.(a)                                   658,448
   155,615       Southern Co.                                            4,478,600
    29,900(c)    TECO Energy, Inc.                                         474,812
    58,214(c)    TXU Corp.                                               2,428,106
    82,883       Xcel Energy, Inc.                                         771,641
                                                                  ----------------
                                                                        40,448,470
-------------------------------------------------------------------------------------
Waste Management  0.2%
    48,600       Allied Waste Industries, Inc.(a)                          357,210
   132,913       Waste Management, Inc.                                  3,099,531
                                                                  ----------------
                                                                         3,456,741
                                                                  ----------------
                 Total long-term investments (cost
                  $2,121,740,295)                                    1,652,730,219
                                                                  ----------------

    26                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  16.1%
-------------------------------------------------------------------------------------
Mutual Fund  15.7%
 272,034,994(d)    Prudential Core Investment Fund-Taxable
                    Money Market Series (Note 3)                  $    272,034,994
                                                                  ----------------
Principal
Amount
(000)
----------------------------------------------------------------------------------
U.S. Government Securities  0.4%
$      7,000(b)    United States Treasury Bills
                    1.64%, 12/19/02                                      6,974,758
                                                                  ----------------
                   Total short-term investments (cost
                    $279,009,802)                                      279,009,752
                                                                  ----------------
                   Total Investments  111.5%
                    (cost $2,400,750,097; Note 5)                    1,931,739,971
                   Liabilities in excess of other
                    assets  (11.5%)                                   (198,924,452)
                                                                  ----------------
                   Net Assets  100%                               $  1,732,815,519
                                                                  ----------------
                                                                  ----------------

------------------------------
(a) Non-income producing security.
(b) Pledged as initial margin for financial futures contracts.
(c) Securities, or portion thereof, on loan, see Note 4.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Affiliated security.
(f) Fair valued security--Value is determined by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser.
CVO--Contingent Value Obligation.
    See Notes to Financial Statements                                     27

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities

                                                                September 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments at value, including collateral for securities
   on loan of $195,977,742 (cost $2,400,750,097)                  $1,931,739,971
Dividends and interest receivable                                      2,407,463
Receivable for Fund shares sold                                        2,085,378
Receivable for investments sold                                          689,116
Receivable for securities lending income                                 353,308
Prepaid expenses                                                          25,164
                                                                ------------------
      Total assets                                                 1,937,300,400
                                                                ------------------
LIABILITIES
Payable to broker for collateral for securities on loan              195,977,742
Payable for Fund shares reacquired                                     6,245,004
Due to broker - variation margin                                       1,048,730
Management fee payable                                                   491,763
Accrued expenses                                                         278,182
Payable for investments purchased                                        170,433
Payable to custodian                                                     166,329
Distribution fee payable                                                 106,698
                                                                ------------------
      Total liabilities                                              204,484,881
                                                                ------------------
NET ASSETS                                                        $1,732,815,519
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                           $       94,594
   Paid-in capital in excess of par                                2,394,317,211
                                                                ------------------
                                                                   2,394,411,805
   Undistributed net investment income                                19,480,386
   Accumulated net realized loss on investments                     (206,694,648)
   Net unrealized depreciation on investments                       (474,382,024)
                                                                ------------------
Net assets, September 30, 2002                                    $1,732,815,519
                                                                ------------------
                                                                ------------------

    28                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($41,723,076 / 2,282,879 shares of beneficial
      interest issued and outstanding)                                    $18.28
   Maximum sales charge (3.25% of offering price)                            .61
   Offering price to public                                               $18.89
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering and redemption price per share
      ($70,630,442 / 3,904,685 shares of beneficial
      interest issued and outstanding)                                    $18.09
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($38,728,988 / 2,141,240 shares of beneficial
      interest issued and outstanding)                                    $18.09
   Sales charge (1% of offering price)                                       .18
   Offering price to public                                               $18.27
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering and redemption price per share
      ($609,033,237 / 33,237,840 shares of beneficial
      interest issued and outstanding)                                    $18.32
                                                                ------------------
                                                                ------------------
Class I:
   Net asset value, offering and redemption price per share
      ($972,699,776 / 53,027,221 shares of beneficial
      interest issued and outstanding)                                    $18.34
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     29

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $102,972)       $   34,600,112
   Interest                                                              158,602
   Income from securities loaned, net                                    733,258
                                                                ------------------
      Total income                                                    35,491,972
                                                                ------------------
Expenses
   Management fee                                                      6,834,667
   Distribution fee--Class A                                             124,146
   Distribution fee--Class B                                             878,680
   Distribution fee--Class C                                             499,597
   Transfer agent fee--Class A                                            47,957
   Transfer agent fee--Class B                                           211,738
   Transfer agent fee--Class C                                            73,982
   Transfer agent fee--Class Z                                         1,136,006
   Transfer agent fee--Class I                                            22,037
   Reports to shareholders                                               247,000
   Custodian's fees and expenses                                         205,000
   Registration fees                                                      52,000
   Legal fees and expenses                                                47,000
   Trustees' fees                                                         36,000
   Audit fee                                                              30,000
   Miscellaneous                                                          57,763
                                                                ------------------
    Total expenses                                                    10,503,573
Less: Expense subsidy (Note 2)                                        (1,146,325)
                                                                ------------------
    Net expenses                                                       9,357,248
                                                                ------------------
Net investment income                                                 26,134,724
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
   Investment transactions                                          (124,907,596)
   Financial futures contracts                                       (23,441,331)
                                                                ------------------
                                                                    (148,348,927)
                                                                ------------------
Net change in unrealized depreciation on:
   Investments                                                      (347,890,493)
   Financial futures contracts                                        (4,983,023)
                                                                ------------------
                                                                    (352,873,516)
                                                                ------------------
Net loss on investments                                             (501,222,443)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (475,087,719)
                                                                ------------------
                                                                ------------------

    30                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Changes in Net Assets

                                                     Year Ended September 30,
                                                 --------------------------------
                                                      2002              2001
---------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment income                         $   26,134,724    $   26,277,063
   Net realized loss on investment
      transactions                                 (148,348,927)      (58,889,787)
   Net change in unrealized depreciation on
      investments                                  (352,873,516)     (721,581,282)
                                                 --------------    --------------
   Net decrease in net assets resulting from
      operations                                   (475,087,719)     (754,194,006)
                                                 --------------    --------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                          (404,050)         (202,548)
      Class B                                           (70,492)         (209,669)
      Class C                                           (56,309)         (115,025)
      Class Z                                        (9,557,783)       (8,413,201)
      Class I                                       (15,867,500)      (15,320,436)
                                                 --------------    --------------
                                                    (25,956,134)      (24,260,879)
                                                 --------------    --------------
   Distributions from net realized gains
      Class A                                                --              (450)
      Class B                                                --            (1,143)
      Class C                                                --              (579)
      Class Z                                                --           (14,602)
      Class I                                                --           (24,013)
                                                 --------------    --------------
                                                             --           (40,787)
                                                 --------------    --------------
Fund share transactions (net of conversions)
   (Note 6):
   Net proceeds from shares sold                    684,984,357     1,175,005,354
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  20,222,382        21,168,640
   Cost of shares reacquired                       (638,648,840)     (880,790,998)
                                                 --------------    --------------
   Net increase in net assets from Fund share
      transactions                                   66,557,899       315,382,996
                                                 --------------    --------------
Net decrease                                       (434,485,954)     (463,112,676)
NET ASSETS
Beginning of year                                 2,167,301,473     2,630,414,149
                                                 --------------    --------------
End of year(a)                                   $1,732,815,519    $2,167,301,473
                                                 --------------    --------------
                                                 --------------    --------------
---------------
(a) Includes undistributed net investment
    income of:                                   $   19,480,386    $   19,301,796
                                                 --------------    --------------
                                                 --------------    --------------

    See Notes to Financial Statements                                     31

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements

      The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one separate fund, which is the Prudential Stock Index Fund (the 'Fund'). Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with Prudential Investment Management, Inc. ('PIM' or 'Subadviser'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value. Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.
    32

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the Manager and Subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
                                                                          33

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

      Securities Lending:    The Fund may lend its portfolio securities to
broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premium and accretes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution and transfer agent fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

      Dividends and Distributions:    The Fund will declare and distribute its
net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
    34

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with PIM. PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .30% of 1% of the average daily net assets of the Fund.

      PI has contractually agreed to reimburse the Fund for transfer agent fees to the extent that they exceed .10% of the average daily net assets of each share class. PI has also contractually agreed to reimburse the Fund for certain operating expenses, excluding transfer agent fees, so that total operating expenses, excluding transfer fees, do not exceed .55%, 1.30%, 1.30%, .30% and ..30% of the average daily net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively. For the year ended September 30, 2002, PI subsidized $1,146,325 of the expenses of the Fund (.03%, .17%, .08%, .07% and ..03% of the average daily net assets of the Class A, Class B, Class C, Class Z and Class I shares, respectively; $0.0064, $0.0384, $0.0180, $0.0170 and $0.0071 per Class A, Class B, Class C, Class Z and Class I shares, respectively).

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class I shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2002.

      PIMS has advised the Fund that it received approximately $39,500 and $147,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended September 30, 2002. From these fees,
                                                                          35

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended September 30, 2002, they received approximately $300,300 and $48,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended September 30, 2002, the amounts of the commitment were as follows: $930 million from October 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI, and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended September 30, 2002, the Fund incurred fees of approximately $34,000, $160,000, $51,000, $996,000, and $100 for the Class A,
Class B, Class C, Class Z and Class I shares, respectively, for the services of PMFS. As of September 30, 2002 approximately $3,000, $14,000, $4,400, $77,000 and $3 for the Class A, Class B, Class C, Class Z and Class I shares, respectively, of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities Incorporated ('PSI'), an indirect, wholly owned subadvisory of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the year ended September 30, 2002 was approximately $72,000 and is
    36

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

included in transfer agent's fees and expenses in the Statement of Operations. As of September 30, 2002, approximately $6,100 of such fees were due to PSI.

      PSI is the securities lending agent for the Fund. For the year ended September 30, 2002, PSI has been compensated in the amount of $244,420 for these services.

      The Fund invests in the Taxable Money Market Series, a portfolio of the Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended September 30, 2002, the Fund earned income from the Taxable Money Market Series of approximately $2,471,900 and $733,300, respectively, by investing its excess cash and collateral received from securities lending.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2002 aggregated $200,768,745 and $145,820,003 respectively.

      During the year ended September 30, 2002, the Fund entered into financial futures contracts. Details of open contracts at September 30, 2002 are as follows:

                                                         Value at         Value at
Number of                               Expiration     September 30,        Trade          Unrealized
Contracts              Type                Date            2002             Date          Depreciation
---------     ----------------------    -----------    -------------     -----------     --------------
                  Long Position:
   406        S&P 500 Index Futures     Dec 2002        $82,722,500      $88,094,398      $ (5,371,898)
                                                                                         --------------
                                                                                         --------------

      As of September 30, 2002, the Fund had securities on loan with an aggregate market value of $180,792,049. The Fund received $195,977,742 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals, are recorded on the ex-dividend date.

      For the year ended September 30, 2002, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $25,956,134 was ordinary income. As of September 30, 2002, the accumulated undistributed earnings on
                                                                          37

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

a tax basis was $19,480,386. For federal income tax purposes, the Fund has a capital loss carryforward as of September 30, 2002 of approximately $58,117,000, of which $1,876,000 expires in 2009 and $56,241,000 expires in 2010.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

      The Fund elected for United States Federal income tax purposes, to treat net short-term capital losses of approximately $13,369,500 and net long-term capital losses of $133,356,200 incurred in the eleven months ended September 30, 2002 as having been incurred in the following fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of September 30, 2002 were as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
 $2,407,974,149      $151,629,361       $627,863,539      $(476,234,178)

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C, Class Z and Class I shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z and Class I shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class I. As of September 30, 2002, Prudential owned 698,084 Class A shares of the Fund.
    38

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  -------------    -------------
Year ended September 30, 2002:
Shares sold                                                  1,300,887    $  31,258,217
Shares issued in reinvestment of distributions                  14,951          387,834
Shares reacquired                                             (876,186)     (20,107,602)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   439,652       11,538,449
Shares issued upon conversion from Class B                      74,782        1,766,366
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                  514,434    $  13,304,815
                                                         -------------    -------------
                                                         -------------    -------------
Year ended September 30, 2001:
Shares sold                                                  1,086,436    $  29,912,004
Shares issued in reinvestment of dividends and
  distributions                                                  6,524          195,933
Shares reacquired                                             (407,986)     (11,107,261)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   684,974       19,000,676
Shares issued upon conversion from Class B                     134,269        3,700,395
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                  819,243    $  22,701,071
                                                         -------------    -------------
                                                         -------------    -------------
Class B
-------------------------------------------------------
Year ended September 30, 2002:
Shares sold                                                  1,590,331    $  37,902,961
Shares issued in reinvestment of distributions                   2,569           66,389
Shares reacquired                                             (937,879)     (21,058,100)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   655,021       16,911,250
Shares reacquired upon conversion into Class A                 (75,293)      (1,766,366)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                  579,728    $  15,144,884
                                                         -------------    -------------
                                                         -------------    -------------
Year ended September 30, 2001:
Shares sold                                                  1,810,719    $  50,590,434
Shares issued in reinvestment of dividends and
  distributions                                                  6,749          201,863
Shares reacquired                                             (583,723)     (15,886,835)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 1,233,745       34,905,462
Shares reacquired upon conversion into Class A                (135,204)      (3,700,395)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                1,098,541    $  31,205,067
                                                         -------------    -------------
                                                         -------------    -------------

                                                                          39

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

Class C                                                     Shares           Amount
-------------------------------------------------------  -------------    -------------
Year ended September 30, 2002:
Shares sold                                                    929,429    $  22,170,556
Shares issued in reinvestment of distributions                   2,137           55,226
Shares reacquired                                             (675,754)     (15,208,575)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                  255,812    $   7,017,207
                                                         -------------    -------------
                                                         -------------    -------------
Year ended September 30, 2001:
Shares sold                                                  1,233,748    $  34,476,006
Shares issued in reinvestment of dividends and
  distributions                                                  3,795          113,517
Shares reacquired                                             (366,603)      (9,928,777)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                  870,940    $  24,660,746
                                                         -------------    -------------
                                                         -------------    -------------
Class Z
-------------------------------------------------------
Year ended September 30, 2002:
Shares sold                                                  9,766,951    $ 232,969,484
Shares issued in reinvestment of distributions                 321,795        8,353,809
Shares reacquired                                          (10,890,145)    (252,953,720)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                 (801,399)   $ (11,630,427)
                                                         -------------    -------------
                                                         -------------    -------------
Year ended September 30, 2001:
Shares sold                                                 15,145,113    $ 424,998,576
Shares issued in reinvestment of dividends and
  distributions                                                279,898        8,410,944
Shares reacquired                                          (12,372,172)    (345,864,262)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                3,052,839    $  87,545,258
                                                         -------------    -------------
                                                         -------------    -------------
Class I
-------------------------------------------------------
Year ended September 30, 2002:
Shares sold                                                 15,091,496    $ 360,683,139
Shares issued in reinvestment of distributions                 437,394       11,359,124
Shares reacquired                                          (14,298,447)    (329,320,843)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                1,230,443    $  42,721,420
                                                         -------------    -------------
                                                         -------------    -------------
Year ended September 30, 2001:
Shares sold                                                 22,488,407    $ 635,028,334
Shares issued in reinvestment of dividends and
  distributions                                                407,398       12,246,383
Shares reacquired                                          (17,781,129)    (498,003,863)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                5,114,676    $ 149,270,854
                                                         -------------    -------------
                                                         -------------    -------------

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights

                                                                           Class A
                                                     ---------------------------------------------------
                                                            Year Ended
                                                           September 30,           November 18, 1999(d)
                                                     -------------------------            Through
                                                         2002           2001        September 30, 2000
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 23.30        $ 32.06            $ 31.53
                                                     -------------     -------           --------
Income from investment operations:
Net investment income(a)                                    .21            .21                .12
Net realized and unrealized gain (loss) on
investment transactions                                   (5.02)         (8.76)               .41
                                                     -------------     -------           --------
      Total from investment operations                    (4.81)         (8.55)               .53
                                                     -------------     -------           --------
Less distributions:
Dividends from net investment income                       (.21)          (.21)                --
Distributions from net realized gains                        --             --(e)              --
                                                     -------------     -------           --------
      Total distributions                                  (.21)          (.21)                --
                                                     -------------     -------           --------
Net asset value, end of period                          $ 18.28        $ 23.30            $ 32.06
                                                     -------------     -------           --------
                                                     -------------     -------           --------
TOTAL RETURN(b)                                          (20.90)%       (26.81)%             1.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $41,723        $41,198            $30,432
Average net assets (000)                                $49,658        $37,775            $19,055
Ratios to average net assets:(a)
   Expenses, including distribution and service
      (12b-1) fees                                          .65%           .65%               .65%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                          .40%           .40%               .40%(c)
   Net investment income                                    .92%           .79%               .72%(c)
   Portfolio turnover rate                                    7%             3%                 2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class A shares.
(e) Less than $.005 per share.
    See Notes to Financial Statements                                     41

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                           Class B
                                                     ---------------------------------------------------
                                                            Year Ended
                                                           September 30,           November 18, 1999(d)
                                                     -------------------------            Through
                                                         2002           2001        September 30, 2000
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 23.06        $ 31.85            $ 31.53
                                                     -------------     -------           --------
Income from investment operations:
Net investment income (loss)(a)                             .05            .04               (.01)
Net realized and unrealized gain (loss) on
investment transactions                                   (5.00)         (8.74)               .33
                                                     -------------     -------           --------
      Total from investment operations                    (4.95)         (8.70)               .32
                                                     -------------     -------           --------
Less distributions:
Dividends from net investment income                       (.02)          (.09)                --
Distributions from net realized gains                        --             --(e)              --
                                                     -------------     -------           --------
      Total distributions                                  (.02)          (.09)                --
                                                     -------------     -------           --------
Net asset value, end of period                          $ 18.09        $ 23.06            $ 31.85
                                                     -------------     -------           --------
                                                     -------------     -------           --------
TOTAL RETURN(b)                                          (21.49)%       (27.39)%             1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $70,630        $76,668            $70,903
Average net assets (000)                                $87,868        $78,694            $42,919
Ratios to average net assets:(a)
   Expenses, including distribution and service
      (12b-1) fees                                         1.40%          1.40%              1.40%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                          .40%           .40%               .40%(c)
   Net investment income (loss)                             .16%           .05%              (.05)%(c)
   Portfolio turnover rate                                    7%             3%                 2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class B shares.
(e) Less than $.005 per share.
    42                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                           Class C
                                                     ---------------------------------------------------
                                                            Year Ended
                                                           September 30,           November 18, 1999(d)
                                                     -------------------------            Through
                                                         2002           2001        September 30, 2000
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 23.06        $ 31.85            $ 31.53
                                                     -------------     -------           --------
Income from investment operations:
Net investment income(a)                                    .04            .05                 --(e)
Net realized and unrealized gain (loss) on
investment transactions                                   (4.98)         (8.75)               .32
                                                     -------------     -------           --------
      Total from investment operations                    (4.94)         (8.70)               .32
                                                     -------------     -------           --------
Less distributions:
Dividends from net investment income                       (.03)          (.09)                --
Distributions from net realized gains                        --             --(e)              --
                                                     -------------     -------           --------
      Total distributions                                  (.03)          (.09)                --
                                                     -------------     -------           --------
Net asset value, end of period                          $ 18.09        $ 23.06            $ 31.85
                                                     -------------     -------           --------
                                                     -------------     -------           --------
TOTAL RETURN(b)                                          (21.47)%       (27.37)%             1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $38,729        $43,487            $32,308
Average net assets (000)                                $49,960        $41,230            $20,854
Ratios to average net assets:(a)
   Expenses, including distribution and service
      (12b-1) fees                                         1.40%          1.37%              1.37%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                          .40%           .37%               .37%(c)
   Net investment income (loss)                             .16%           .09%              (.01)%(c)
   Portfolio turnover rate                                    7%             3%                 2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share.
    See Notes to Financial Statements                                     43

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  23.35
                                                                   ----------
Income from investment operations:
Net investment income(a)                                                  .28
Net realized and unrealized gain (loss) on investment
transactions                                                            (5.03)
                                                                   ----------
      Total from investment operations                                  (4.75)
                                                                   ----------
Less distributions:
Dividends from net investment income                                     (.28)
Distributions from net realized gains                                      --
                                                                   ----------
      Total distributions                                                (.28)
                                                                   ----------
Net asset value, end of period                                       $  18.32
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b)                                                        (20.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $609,033
Average net assets (000)                                             $812,314
Ratios to average net assets:(a)
   Expenses                                                               .40%
   Net investment income                                                 1.16%
   Portfolio turnover rate                                                  7%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(c) Less than $.005 per share.
    44                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  32.12             $  28.96             $  23.11             $  21.86
----------------     ----------------     ----------------     ----------------
         .28                  .29                  .22                  .15
       (8.78)                3.53                 6.07                 1.69
----------------     ----------------     ----------------     ----------------
       (8.50)                3.82                 6.29                 1.84
----------------     ----------------     ----------------     ----------------
        (.27)                (.32)                (.26)                (.21)
          --(c)              (.34)                (.18)                (.38)
----------------     ----------------     ----------------     ----------------
        (.27)                (.66)                (.44)                (.59)
----------------     ----------------     ----------------     ----------------
    $  23.35             $  32.12             $  28.96             $  23.11
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (26.67)%              13.28%               27.41%                8.61%
    $794,954             $995,426             $866,762             $381,374
    $928,287             $980,790             $681,129             $313,721
         .40%                 .40%                 .40%                 .40%
        1.04%                 .95%                1.16%                1.30%
           3%                   2%                   3%                   1%

    See Notes to Financial Statements                                     45

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                     Class I
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    23.38
                                                                ------------------
Income from investment operations:
Net investment income(a)                                                   .30
Net realized and unrealized gain (loss) on investment
transactions                                                             (5.04)
                                                                ------------------
      Total from investment operations                                   (4.74)
                                                                ------------------
Less distributions:
Dividends from net investment income                                      (.30)
Distributions from net realized gains                                       --
                                                                ------------------
      Total distributions                                                 (.30)
                                                                ------------------
Net asset value, end of period                                      $    18.34
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                         (20.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $  972,700
Average net assets (000)                                            $1,278,422
Ratios to average net assets:(a)
   Expenses                                                                .30%
   Net investment income                                                  1.26%
   Portfolio turnover rate                                                   7%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(c) Less than $.005 per share.
    46                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                       Class I
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
   $    32.16           $    28.99           $    23.13            $  21.87
----------------     ----------------     ----------------     ----------------
          .30                  .33                  .36                 .31
        (8.78)                3.53                 5.96                1.55
----------------     ----------------     ----------------     ----------------
        (8.48)                3.86                 6.32                1.86
----------------     ----------------     ----------------     ----------------
         (.30)                (.35)                (.28)               (.22)
           --(c)              (.34)                (.18)               (.38)
----------------     ----------------     ----------------     ----------------
         (.30)                (.69)                (.46)               (.60)
----------------     ----------------     ----------------     ----------------
   $    23.38           $    32.16           $    28.99            $  23.13
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (26.58)%              13.38%               27.55%               8.69%
   $1,210,995           $1,501,345           $1,019,034            $639,408
   $1,431,444           $1,317,874           $  915,642            $505,605
          .30%                 .30%                 .30%                .30%
         1.14%                1.05%                1.26%               1.42%
            3%                   2%                   3%                  1%

    See Notes to Financial Statements                                     47

       Prudential Index Series Fund     Prudential Stock Index Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Stock Index Fund (the 'Fund') at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 15, 2002
    48

       Prudential Index Series Fund     Prudential Stock Index Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 2002) as to the federal tax status of dividends paid by the Fund during such fiscal year. During 2002, the Fund paid dividends of $.2120, $.0200, $.0280, $.2760 and $.3020 per Class A share,
Class B share, Class C share, Class Z share and Class I share, respectively, from ordinary income. Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended September 30, 2002 qualified for the corporate dividends received deduction available to corporate taxpayers.
      In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2002. The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your 2003 federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended September 30, 2002.
                                                                          49

       Prudential Index Series Fund     Prudential Stock Index Fund
                                  www.prudential.com (800) 225-1852

             Management of the Company (Unaudited)

      Information pertaining to the Trustees of the Company is set forth below. Trustees who are not deemed to be 'interested persons' of the Company (as defined in the 1940 Act), are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Company are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Company and any other investment companies managed by Prudential Investments LLC (PI).
       Independent Trustees

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years           Trustee       by the Trustee****
-----------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Trustee         Since 2000    Currently President Emeritus         79        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation.
                                                              (1978-2002) of New Jersey
                                                              Institute of Technology;
                                                              Commissioner (1998-2002) of
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Director (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.
Delayne Dedrick Gold (64)       Trustee         Since 1996    Marketing Consultant.                89
Douglas H. McCorkindale (63)    Trustee         Since 1996    Formerly Vice Chairman (March        75       Chairman (since
                                                              1984-May 2000) of Gannett Co.                 February 2001), Chief
                                                              Inc.                                          Executive Officer
                                                                                                            (since June 2000) and
                                                                                                            President (since
                                                                                                            September 1997) of
                                                                                                            Gannett Co. Inc.
                                                                                                            (publishing and media);
                                                                                                            Director of Continental
                                                                                                            Airlines, Inc.;
                                                                                                            Director (since May
                                                                                                            2001) of Lockheed
                                                                                                            Martin Corp. (aerospace
                                                                                                            and defense); Director
                                                                                                            of The High Yield Plus
                                                                                                            Fund, Inc. (since
                                                                                                            1996).

    50                                                                    51

       Prudential Index Series Fund     Prudential Stock Index Fund
                                         www.prudential.com (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years           Trustee       by the Trustee****
-----------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Trustee         Since 2000    Vice President (since 1997) of       79
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.
Thomas T. Mooney (61)           Trustee         Since 1996    President of Greater Rochester       95       Director, President and
                                                              Metro Chamber of Commerce;                    Treasurer (since 1986)
                                                              formerly Rochester City                       of First Financial
                                                              Manager; formerly Deputy                      Fund, Inc. and Director
                                                              Monroe County Executive;                      (since 1988) of The
                                                              Trustee of Center for                         High Yield Plus Fund,
                                                              Governmental Research, Inc.;                  Inc.
                                                              Director of Blue Cross of
                                                              Rochester; Monroe County Water
                                                              Authority and Executive
                                                              Service Corps of Rochester.
Stephen P. Munn (60)            Trustee         Since 1996    Formerly Chief Executive             73       Chairman of the Board
                                                              Officer (1988-2001) and                       (since January 1994)
                                                              President of Carlisle                         and Director (since
                                                              Companies Incorporated.                       1988) of Carlisle
                                                                                                            Companies Incorporated
                                                                                                            (manufacturer of
                                                                                                            industrial products);
                                                                                                            Director of Gannett Co.
                                                                                                            Inc. (publishing and
                                                                                                            media).
Richard A. Redeker (59)         Trustee         Since 1996    Formerly Management Consultant       73
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).
Robin B. Smith (63)             Trustee         Since 1996    Chairman and Chief Executive         69       Director of BellSouth
                                                              Officer (since August 1996) of                Corporation (since
                                                              Publishers Clearing House                     1992) and Kmart
                                                              (direct marketing); formerly                  Corporation (retail)
                                                              President and Chief Executive                 (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

    52                                                                    53

       Prudential Index Series Fund     Prudential Stock Index Fund
                                      www.prudential.com (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years           Trustee       by the Trustee****
-----------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Trustee         Since 1996    Formerly Chairman (January           73
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.
Clay T. Whitehead (64)          Trustee         Since 1996    President (since 1983) of            91       Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                   of First Financial
McLean, VA 22106-8090                                         business development firm).                   Fund, Inc. and Director
                                                                                                            (since 2000) of The
                                                                                                            High Yield Plus Fund,
                                                                                                            Inc.

       Interested Trustees

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years           Trustee       by the Trustee****
-----------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (55)           Vice            Since 1996    Executive Vice President and         112      Vice President and
                                President                     Chief Administrative Officer                  Director (since May
                                and Trustee                   (since June 1999) of                          1989) of The Asia
                                                              Prudential Investments LLC;                   Pacific Fund, Inc.
                                                              Executive Vice President and
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    54                                                                    55

       Prudential Index Series Fund     Prudential Stock Index Fund
                                       www.prudential.com (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years           Trustee       by the Trustee****
-----------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Trustee                   Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.
*Judy A. Rice (54)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Trustee                   various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

       Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.
Maria G. Master (32)            Secretary       Since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    56                                                                    57

       Prudential Index Series Fund     Prudential Stock Index Fund
                                          www.prudential.com (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001); previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.
Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Trustees and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of periods for which they have served as a Trustee and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Company's Trustees is included in the Company's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    58                                                                    59

Prudential Index Series Fund  Prudential Stock Index Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
---------------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
            www.prudential.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
-------------------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with Prudential mutual funds.

Prudential Index Series Fund  Prudential Stock Index Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood.
And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

            www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Index Series Fund  Prudential Stock Index Fund

Class A     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 9/30/02
                         One Year       Five Years    Since Inception
With Sales Charge     -23.47% (-23.52)     N/A       -17.82% (-17.88)
Without Sales Charge  -20.90% (-20.95)     N/A       -16.87% (-16.93)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Stock Index Fund
(Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class A shares (November 18,
1999) and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The numbers in the parentheses show the Fund's average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

            www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 9/30/02
                         One Year       Five Years    Since Inception
With Sales Charge    -25.41% (-25.46)      N/A       -18.37% (-18.43)
Without Sales Charge -21.49% (-21.54)      N/A       -17.50% (-17.56)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Stock Index Fund
(Class B shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class B shares (November 18,
1999) and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge
(CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on September 30, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The numbers in the parentheses show the Fund's average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Index Series Fund  Prudential Stock Index Fund

Class C     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 9/30/02
                         One Year       Five Years    Since Inception
With Sales Charge    -23.03% (-23.07)      N/A       -17.77% (-17.83)
Without Sales Charge -21.47% (-21.51)      N/A       -17.48% (-17.55)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Stock Index Fund
(Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class C shares (November 18,
1999) and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial
$10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on September 30, 2002;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in the parentheses show the Fund's average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

            www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 9/30/02
    One Year        Five Years    Since Inception
-20.71% (-20.75)  -1.84% (-1.90)   8.60% (8.56)

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost.  The best- and worst-year
information within the graph is designed to
give you an idea of how much the Fund's returns
can fluctuate from year to year by measuring
the best and worst calendar years in terms of
annual total returns since inception of the
share class. The graph compares a  $10,000
investment in the Prudential Stock Index Fund
(Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class Z shares (November 5, 1992) and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and
(b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in the parentheses show the Fund's average annual total returns without waiver of fees and/or expense subsidization.
The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Index Series Fund  Prudential Stock Index Fund

Class I     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 9/30/02
    One Year        Five Years     Since Inception
-20.64% (-20.69)  -1.74% (-1.81)   -1.69% (-1.76)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Stock Index Fund
(Class I shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class I shares (August 1, 1997) and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and
(b) all dividends and distributions were reinvested. Class I shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in the parentheses show the Fund's average annual total returns without waiver of fees and/or expense subsidization.
The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E. H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols  Nasdaq     CUSIP
Class A       PSIAX    74438C100
Class B       PBSIX    74438C209
Class C       PSICX    74438C308
Class Z       PSIFX    74438C407
Class I       PDSIX    74438C506
MF174E        IFS-A075695